UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

HEALTH ASSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39702	85-2899745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 University Road Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)
(617) 234-7000 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	HAACU	The Nasdaq Stock Market LLC

Class A Common Stock included as part of the SAILSM securities	HAAC	The Nasdaq Stock Market LLC

Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	HAACW	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On October 27, 2022, Health Assurance Acquisition Corp. (the “Company”) issued a press release announcing that as of the close of business on November 3, 2022, the publicly held Class A Common Stock, par value $0.0001, will be deemed cancelled and will represent only the right to receive their pro-rata share in the Company’s trust account, because the Company will not consummate an initial business combination within the time period required by its Second Amended and Restated Certificate of Incorporation.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B common stock issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release and a letter to stockholders from the Chairman and Chief Executive Officer of the Company are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 27, 2022
99.2	Letter to stockholders from the Chairman and Chief Executive Officer of the Company, dated October 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ASSURANCE ACQUISITION CORP.

Date: October 27, 2022	By:	/s/ Hemant Taneja
	Name:	Hemant Taneja
	Title:	Chairman and Chief Executive Officer